                                  FIRST AMENDMENT
                                         TO
                               STOCK PURCHASE WARRANT
                                 (WARRANT NO. W-2)


               With this First Amendment to Stock Purchase Warrant (Warrant No. W-2), dated as of July 8, 1999 (this "First Amendment"), ThermoView Industries, Inc., a Delaware corporation (the "Company") and Brown Simpson Strategic Growth Fund, L.P. (the "Registered Owner") hereby mutually agree to amend that certain Stock Purchase Warrant (Warrant No. W-2), dated as of April 23, 1999 (the "Warrant"), issued by the Company to the Registered Owner, as follows:

               A new section of the Warrant, Section 6(l) is added, as follows:

     "6(l)     REDEMPTION DEMAND.  Notwithstanding anything to the contrary contained herein, the Company shall not be required to repurchase or redeem any shares of Common Stock issuable upon exercise or conversion of this Warrant if such repurchase or redemption would result in the occurrence of a default or event of default under any of the Company's respective loan documents (the "Loan Documents") with (i) PNC Bank, N.A., (ii) any successor senior lender, or (iii) GE Capital Equity Investments, Inc.; PROVIDED, HOWEVER, that in each such event: (a) the Company shall provide the Registered Owner with written notice (the "Violation Notice"), within three
(3) Business Days of such Registered Owner's repurchase or redemption demand (the "Redemption Demand"), that such repurchase or redemption would result in the occurrence of a default or event of default under the Loan Documents,
(b) the Exercise Price shall be reduced, at the Registered Owner's option, to the Per Share Market Value for the five (5) Trading Days immediately preceding the date the Redemption Demand was made or the date that the Company delivered the Violation Notice and (c) the Company shall deliver to the Registered Owner the Officer's Certificate pursuant to Section 8 of this Warrant, setting forth the Exercise Price as reduced pursuant to the terms hereof."

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     IN WITNESS WHEREOF, Company has executed this First Amendment as of the day and year first written above.

                              "Company"

                              THERMOVIEW INDUSTRIES, INC.

                              By:  /s/ Nelson E. Clemmens
                                 ---------------------------------------------
                                   Name:  Nelson E. Clemmens
                                   Title:    President

AGREED AND ACKNOWLEDGED:

"Registered Owner"

BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.

By:  /s/ James R. Simpson
   ---------------------------------------------
     Name:     James R. Simpson
     Title:    Principal

                                SECOND AMENDMENT
                                       TO
                             STOCK PURCHASE WARRANT
                                (WARRANT NO. W-2)

     With this Second Amendment to Stock Purchase Warrant (Warrant No. W-2), dated as of August 3, 1999 (this "Second Amendment"), ThermoView Industries, Inc., a Delaware corporation (the "Company") and Brown Simpson Strategic Growth Fund, L.P. (the "Registered Owner") hereby mutually agree to amend that certain Stock Purchase Warrant (Warrant No. W-2), dated as of April 23, 1999, as amended by that First Amendment to Stock Purchase Warrant, dated as of July 8, 1999 (the "Warrant"), issued by the Company to the Registered Owner, as follows:

     2.   Section 3 of the Warrant shall be amended to read as follows:

          3.   Exercise Price.

               a. The initial per share exercise price of this Warrant, representing the price per share at which the shares of stock issuable upon exercise of this Warrant may be purchased, is six dollars ($6.00), subject to adjustment from time to time pursuant to the provisions of Section 6 hereof (the "EXERCISE PRICE").

               b. Registered Owner agrees to enter into a Lock-Up Agreement in the form of EXHIBIT A hereto, on August 4, 1999 with the Lock-Up Period commencing on the date of the closing of the initial public offering of the Company's Common Stock and terminating on January 31, 1999.

     IN WITNESS WHEREOF, the company has executed this Second Amendment as of the date and year first written above.


                                        THERMOVIEW INDUSTRIES, INC.

                                        By: /s/ Nelson E. Clemmens
                                            ------------------------
                                               Name:  Nelson E. Clemmens
                                               Title: President


AGREED AND ACKNOWLEDGED:

BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.


By: /s/ James R. Simpson
    --------------------------
       Name:  James R. Simpson
       Title: Principal